Nature and Continuance of Operations	12 Months Ended
Jul. 31, 2020
Nature And Continuance Of Operations
Nature and Continuance of Operations

Quartz Mountain Resources Ltd. is a Canadian public company incorporated in British Columbia on August 3, 1982. The Company's common shares trade on the TSX Venture Exchange (“TSX-V”) under the symbol QZM, and certain broker-dealers in the United States make market in the Company's common shares on the OTC Grey Market under the symbol QZMRF. The Company's corporate office is located at 1040 West Georgia Street, 15th Floor, Vancouver, British Columbia, Canada. The Company most recently focused on evaluating mineral prospects for potential acquisition and exploration in British Columbia. The Company continues to investigate potential opportunities.

These consolidated financial statements (the "Financial Statements") of the Company as at and for the year ended July 31, 2020, include Quartz Mountain Resources Ltd. and its subsidiaries (together referred to as the "Company"). Quartz Mountain Resources Ltd. is the ultimate parent entity of the group.

These Financial Statements have been prepared on a going concern basis, which contemplates the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future. As at July 31, 2020, the Company had an accumulated deficit of $27,611,883, and has a working capital of $138,550. The Company's continuing operations are dependent upon new projects, the ability of the Company to obtain the necessary financing to complete exploration of any new projects, the ability to obtain the necessary permits to explore, develop, and mine new projects, and the future profitable production of any mine. These material uncertainties raise substantial doubt on the ability of the Company to continue as a going concern.

Additional debt or equity financing will be required to fund acquisition of mineral property interests. There can be no assurance that the Company will be able to obtain additional financial resources or achieve positive cash flows. If the Company is unable to obtain adequate additional financing, it will need to curtail its expenditures further, until additional funds can be raised through financing activities.

These Financial Statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that may be necessary should the Company be unable to continue as a going concern.

Effective May 27, 2020, the Company completed a forward share split (the “Share Split”) on the basis of two additional common shares for every common share outstanding prior to the Share Split. Outstanding warrants were adjusted by the same share split ratio. All references to shares and per share amounts have been retroactively restated to give effect to the Share Split.

COVID-19

Given the ongoing and dynamic nature of the circumstances surrounding the COVID-19 pandemic, it is difficult to predict how significant the impact of COVID-19, including any responses to it, will be on the global economy and the business of the Company or for how long any disruptions are likely to continue. The extent of such impact will depend on future developments, which are highly uncertain, rapidly evolving and difficult to predict, including new information which may emerge about COVID- 19 and additional actions which may be taken to contain it.

Such developments could have a material adverse effect on the Company’s business, financial condition, results of operations and cash flow, and exposure to credit risk.

The Company is constantly evaluating the situation and monitoring any impacts or potential impacts to its business.